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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):  FEBRUARY 3, 2000
                       Commission File Number:  33-1289-D


                                CHAPEAU, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                 UTAH                                 87-0431831
     --------------------------------     ---------------------------------
     State or other jurisdiction of                 (IRS Employer
     incorporation or organization)               Identification No.)




       50 WEST BROADWAY, SUITE 501
           SALT LAKE CITY, UTAH                         84101
     --------------------------------     ---------------------------------
     (Address of Principal Executive                  (Zip Code)
                 Offices)



              Registrant's Telephone Number, Including Area Code:
                               (801) 323-0327
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             6074 OAK CANYON DRIVE, SALT LAKE CITY, UTAH 84117
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      (Former name, former address, and formal fiscal year, if changed since last report)

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


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                    ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

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     On February 3, 2000, the three directors of Chapeau, Inc. resigned and
Howard S. Landa, Terrell W. Smith, and Mickey Hale were appointed as their replacements. Howard S. Landa was also appointed as the new Chief Executive Officer of the Company and Andrew C. Bebbington was appointed as Chief Financial Officer.

     Mr. Landa and other members of management purchased a controlling interest in the Company from its two former principal shareholders, Kirk Blosch and Jeff Holmes. As part of the transaction, the number of shares issued and outstanding was reduced from approximately 12,300,000 to 4,500,000 shares. New management, together with a principal shareholder, hold approximately 3,600,000 of the now outstanding 4,500,000 shares or approximately 77% of the Company. The new management now has voting control of the Company as well as managing its day-to-day affairs. (See the table of security ownership below.)

     Howard S. Landa, age 51, was appointed as a director and chairman of the board of the Company on February 3, 2000. Mr. Landa was a founder of Kruse, Landa & Maycock, L.L.C., a legal firm located in Salt Lake City, Utah, in 1978. Mr. Landa spent his professional career through April 1999 specializing in corporate acquisition, taxation, the infusion of new capital, and management advice. Mr. Landa was appointed chairman of the board of Sensar Corporation, a publicly-held company ("SCII") in April 1999. He is also a director of Eagle Lake Incorporated. Mr. Landa continues to serve in those capacities, although it is anticipated he will resign from the board of Sensar Corporation on completion of a merger with Net2Wireless. Mr. Landa received his juris doctorate from Hastings College of Law, University of California, in 1973 and an L.L.M. in taxation from New York University in 1974.

     Terrell W. Smith, age 52, was appointed as a director of the Company on February 3, 2000. Since 1990, he has been executive vice president and general counsel for Fairbanks Corp., a privately-held mortgage banking and servicing company located in Salt Lake City, Utah. He holds a Bachelor of Arts in Economics from Stanford (1971) and a juris doctorate from the University of Utah School of Law (1974)

     Mickey Hale, age 52, was appointed as a director of the Company on February 3, 2000. Ms. Hale has been president and chief executive officer of Imperial Development Corporation and related travel services and real estate entities since 1990. Ms. Hale has been a director of Sensar Corporation, a publicly-held company ("SCII") since May of 1999. Ms. Hale was an investment advisor at Shearson Lehman Brothers from 1987-1990 and served in the same capacity at Paine Webber from 1980-1987. Ms. Hale received her Bachelor of Science in Political Science from the University of Utah in 1970.

     Andrew C. Bebbington, age 39, was appointed as chief financial officer of the Company on February 3, 2000. Mr. Bebbington was CEO of Sensar Corporation, a publicly-held corporation, from November 1997 through April 1999 and has served as its chief consultant thereafter. Mr. Bebbington was formerly president of Neslab Instruments, Inc. for a period of six years, as well as serving on the board of directors of Life Sciences International PLC until its purchase by Thermo Electron, Inc., in March 1997. Prior to this position, Mr. Bebbington served as business development director of Life Sciences for a period of four years during which time he was responsible for coordinating Life Sciences' rapid expansion through acquisition. Mr. Bebbington is a graduate of the London School of Economics and is a Chartered Accountant. Mr. Bebbington served in the KPMG consulting practice, specializing in mergers, acquisitions, and other strategic and financial planning activities.

     The Company currently has 4,500,000 shares of its common stock issued and outstanding. There are no options or warrants to purchase the Company's common stock issued or outstanding. No loan or pledge was obtained by the new control group for the purpose of acquiring control. There is no arrangement or understanding among members of the former group or new control persons concerning the future election of directors or any other matter.


                                   Number of Shares of
           Name                     Common Stock Held     % of Ownership
-------------------------------    -------------------    --------------

PRINCIPAL SHAREHOLDERS

Joe Buzas                                900,000              20.0%
P.O. Box 40178
Salt Lake City, Utah 84110-4108


OFFICERS AND DIRECTORS(1)

Howard S. Landa(2)                     1,510,000              33.5%

Mickey Hale                              360,000               8.0%

Terrell W. Smith                         350,000               7.8%

Andrew C. Bebbington                     360,000               8.0%
                                       ---------              -----

ALL OFFICERS AND DIRECTORS AS A
GROUP (4)                              2,580,000              57.3%
                                       =========              =====

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(1)  Neither Mr. Landa nor Mr. Bebbington currently receives any compensation.
     The outside directors, Mr. Smith and Ms. Hale will each receive $1,000 per director meeting, plus reimbursement for any travel and lodging expenses.

(2) Mr. Landa has direct beneficial ownership of 160,000 shares. The balance of 1,350,000 shares is owned both directly and indirectly by his spouse and children. Mr. Landa disclaims any direct beneficial interest in those shares.


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                                   SIGNATURES

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     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 3, 2000                  CHAPEAU, INC.


                                          By: /s/ Howard S. Landa
                                              Chief Executive Officer


                                          By: /s/ Andrew C. Bebbington
                                             Chief Financial Officer